EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Electropure, Inc. (the “Company”) on Form 10-QSB for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Catherine Patterson, Secretary and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Dated:  September 10, 2003

/S/ CATHERINE PATTERSON
Catherine Patterson
Secretary and Chief Financial Officer